Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
May 31, 2001



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.2275%



        Excess Protection Level
          3 Month Average   7.76%
            May, 2001   7.69%
            April, 2001   7.55%
            March, 2001   8.06%


        Cash Yield                                  19.67%


        Investor Charge Offs                         5.45%


        Base Rate                                    6.52%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.20%


        Total Principal Balance                     $58,203,705,030.43


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,958,014,468.94